AMERICAN AADVANTAGE MILEAGE FUNDS
Mileage Class
------------------------------------------------------------------------------
Supplement Dated September 27, 2004 to the Prospectus Dated March 1, 2004 as
   Supplemented on June 30, 2004


The first sentence of the fourth paragraph under Principal Strategies for the Money Market Mileage Fund on page 3 is hereby replaced with the following:

          The Fund invests more than 25% of its total assets in obligations issued by financial services companies.

The second bullet point under Principal Risk Factors for the Money Market Mileage Fund on page 4 is hereby replaced with the following:

          Because the Fund concentrates its assets in financial services companies, factors affecting those companies could have a significant impact on the performance of the Fund.